UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Village Bank and Trust Financial Corp. (the “Company”) in its Current Report on Form 8-K filed on February 28, 2018, Donald M. Kaloski, Jr. assumed the position of Chief Financial Officer of the Company, effective as of May 31, 2018, to succeed C. Harril Whitehurst, Jr., who retired on that date.

Mr. Kaloski is a party to a change of control agreement, dated May 22, 2018, with the Company. Pursuant to the agreement, if, within 12 months following a “Change of Control” (as defined in the agreement) of the Company, Mr. Kaloski is terminated by the Company without “Cause” (as defined in the agreement) or Mr. Kaloski terminates his employment with the Company following a reduction in his base salary of at least 10%, he will be entitled to receive a lump sum cash payment equal to nine months of his monthly base salary (as in effect on his termination date, or immediately prior to the Change of Control, whichever is greater). Such benefit is contingent upon Mr. Kaloski signing a customary release and waiver of claims in favor of the Company. As defined in the agreement, the term “Change of Control” includes, among other things, a sale of securities of the Company representing at least 50% of the Company’s outstanding shares or voting power, certain merger transactions, and a sale of all or substantially all of the Company’s assets. As defined in the agreement, the term “Cause” means unlawful or unethical business conduct, dishonesty, a willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), a material violation of the Company’s work rules, Code of Ethics or policies, or a material breach of the agreement.

The foregoing summary description of the change of control agreement is qualified in its entirety by reference to the agreement, a copy of which is attached to this report as Exhibit 10.1, and is incorporated herein by reference.

All other information required to be reported under Item 5.02 with respect to Mr. Kaloski’s appointment as chief financial officer was previously reported in the Company’s Form 8-K filed on February 28, 2018.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibit.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

10.1	Change of Control Agreement, dated May 22, 2018, by and between Village Bank and Trust Financial Corp. and Donald M. Kaloski, Jr.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: June 4, 2018	By:	/s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO

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